UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2011

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On January 19, 2011, LaSalle Hotel Properties (the “Company”) issued a press release announcing that it had priced an underwritten public offering of 2,600,000 7.5% Series H Cumulative Redeemable Preferred Shares at a price of $25.00 per share for gross proceeds of $65.0 million. A copy of such press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01.	OTHER EVENTS.

On January 19, 2011, the Company priced an underwritten public offering of 2,600,000 7.5% Series H Cumulative Redeemable Preferred Shares at a price of $25.00 per share for gross proceeds of $65.0 million. The underwriters have been granted a 30-day right to purchase up to 390,000 additional Series H Preferred Shares to cover overallotments, if any. The Company intends to use the net proceeds from the offering, which are expected to be approximately $62.8 million (without giving effect to the exercise of the underwriters’ overallotment option) for one or more of the following purposes: to redeem its outstanding Series B Preferred Shares, to reduce amounts outstanding under its senior unsecured credit facility, and for future acquisitions, working capital and other general corporate purposes, including redemptions of other outstanding series of preferred shares. The offering is expected to close on January 24, 2011.

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Forward-looking statement in this report include statements about the use of proceeds from the offering and the closing date of the offering.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 19, 2011, issued by LaSalle Hotel Properties

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: January 20, 2011	BY:	/s/ Michael D. Barnello
Michael D. Barnello
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated January 19, 2011, issued by LaSalle Hotel Properties